MANAGED PORTFOLIO SERIES
Coho Relative Value Equity Fund
Coho Relative Value ESG Fund
(the “Funds”)

Supplement dated July 1, 2020 to the
Prospectus for the Funds
dated November 26, 2019

Effective immediately, the secondary benchmark for the Funds has been changed from the S&P 500® Value Index to the Russell 1000® Value Index. The “Average Annual Total Returns” table on page 5 of the Prospectus is hereby replaced with the following:

Average Annual Total Returns for the periods ended December 31, 2018
	One Year	Five Years	Since Inception (8/14/2013)
Coho Relative Value Equity Fund
Return Before Taxes	-3.95%	6.99%	8.22%
Return After Taxes on Distributions	-5.54%	6.13%	7.40%
Return After Taxes on Distributions and Sale of Fund Shares	-1.09%	5.46%	6.47%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	9.90%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.95%	7.16%

Thank you for your investment. If you have any questions, please call the Fund toll-free at 866-COHO-234 (866-264-6234).

This supplement should be retained with your Prospectus for future reference.